                                  Exhibit 99

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities

                                 Balance Sheet
                               October 31, 2000

                                                                    Total
                                                                 Consolidated
                                                                 (Unaudited)
                                                                 -----------
Assets:
------
Cash and cash equivalents                                  $       28,461,964
Cash in escrow and restricted cash                                 50,923,112
Mortgages receivable, net                                         252,819,204
Retained interests                                                 28,465,049
Due from related parties                                           18,322,267
Other receivables, net                                             61,154,614
Prepaid expenses and other assets                                  11,869,692
Investment in joint ventures                                       21,016,921
Real estate and development costs                                 338,888,234
Property and equipment, net                                       115,912,782
Intangible assets, net                                             74,259,738
                                                           ------------------

                                                           $    1,002,093,577
                                                           ==================
Liabilities and equity:
----------------------
Accounts payable subject to compromise                     $       86,742,325
Notes payable subject to compromise                               690,112,578
Accounts payable not subject to compromise                         23,554,035
Accrued liabilities                                                55,916,425
Notes payable not subject to compromise                            47,143,345
Deferred income taxes                                               6,076,424
                                                           ------------------
                                                                  909,545,132

Stockholders' equity                                               92,548,445
                                                           ------------------

Total liabilities and equity                               $    1,002,093,577
                                                           ==================


  The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                 Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                     For the Month Ended October 31, 2000


                                                                      Total
                                                                  Consolidated
                                                                   (Unaudited)
                                                                   -----------
Revenues:
--------
Vacation interests sales                                         $   12,100,059
Interest income                                                       2,980,226
Other income (loss)                                                   1,790,258
                                                                 --------------
   Total revenues                                                    16,870,543
                                                                 --------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      4,242,537
Advertising, sales and marketing                                      6,397,485
Provision for doubtful accounts                                         529,143
Loan portfolio expenses                                                 627,360
General and administrative                                            4,208,643
Depreciation and amortization                                         2,112,918
                                                                 --------------
Total costs and operating expenses                                   18,118,086
                                                                 --------------

Income (loss) from operations                                        (1,247,543)

Interest expense                                                      2,789,940
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (339,014)
Bankruptcy expenses:
   Loss/(Gain) on Sale of Assets                                              -
   Interest (Income)                                                    (73,670)
   Professional Services                                              1,629,248
                                                                 --------------
Income (loss) before provision for taxes                             (5,254,047)

Provision for income taxes                                              198,634
                                                                 --------------
Net income (loss)                                                $   (5,452,681)
                                                                 ==============

  The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                        )          Case No. 00-5-6931-JS through
SUNTERRA CORPORATION et al.,  )                      00-5-6967-JS, 00-5-8313-JS
                              )                      (Chapter 11)
                  Debtors     )          (Jointly Administered under
                                               Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Oct. 1 through Oct. 31, 2000
                                        -------------------------------------

                       FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:     Cash             Accrual       X
                             -------------       -------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     ---------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:           647
                                                     ---
     Current number of employees                     647
                                                     ---
     Gross monthly payroll:
        Officers, directors and principals           $191,416
                                                     --------
        Other employees                              $1,929,211
                                                     ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:        None
                                                        -------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                             ---
     explain:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES or BONDS current?
        Yes  X   No       Not Applicable
             -     -----                -----

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

        Collected this Period                      $
                                                    -------------------
        Ending Balance                             $
                                                    -------------------

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below 0-30 Days: $________ 31-60 Days: $________ Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $1,468,939   31-60 Days: $342,781   Over 60 Days: $404,782
                 ----------               --------                 --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.   TAXES:  Are all taxes being paid to the proper taxing authorities when due?
     Yes  X     No     . See Note below
          -       -----

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR. Compupay and ProBusiness continue to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.  BANK ACCOUNTS: Have you changed banks or any other financial institution
---  during this period: Yes X      No
                             --       ----

     If yes, explain:  See updated Attachment D
                     -----------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

11.  Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
     all current? Yes X     No    .
                     ---      ----

                                                                      Form No. 5
                                                                        (page 3)

     If no, explain:
                    ------------------------------------------------------------

     ---------------------------------------------------------------------------


12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck _________________   Liability   __________________

     Fire           _________________   Workers Comp__________________

     Other          _________________   Expires:    __________________


13.  ACTIONS OF DEBTOR.  During the last month, did the Debtor:
     (a) Fail to defend or oppose any action seeking to dispossess the debtor
     from control or custody of any asset of the estate? Yes         No  X .
                                                            -----       ---

     If yes, explain:
                     -----------------------------------------------------------

     ---------------------------------------------------------------------------

     OR consent to relief from the automatic stay (Section 362)?
     Yes        No  X .
        -----      ---

     If yes, explain:
                     -----------------------------------------------------------

     ---------------------------------------------------------------------------
     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No
                                           ---   -------------------------------
     If no, explain:
                    ------------------------------------------------------------

     ---------------------------------------------------------------------------

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set
     forth herein (including sales by creditors)?  Yes   No X .
                                                      ---  ---

     If yes, explain:
                     -----------------------------------------------------------

     ---------------------------------------------------------------------------
     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------
     See Attachment A.

Brief Description of Asset
--------------------------
     See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

Projected Income
----------------

      See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of               Amount                Next               Post-Petition
                      Payments per               of Each               Payment            Pmts. Not Made
Creditor              Contract                   Payment               Due                No. Amt
----------------------------------------------------------------------------------------------------------------
Finova (endpaper)                                None
----------------------------------------------------------------------------------------------------------------
First Union                                      None
----------------------------------------------------------------------------------------------------------------
Ableco Financing                                 $  503,437
----------------------------------------------------------------------------------------------------------------
98-A Securitization                              $1,588,787 principal and interest
----------------------------------------------------------------------------------------------------------------
99-A Securitization                              $1,827,474 principal and interest
----------------------------------------------------------------------------------------------------------------
99-B Securitization                              $1,109,976 principal and interest
----------------------------------------------------------------------------------------------------------------
GE Capital (Matrix leases)                       $  116,300
----------------------------------------------------------------------------------------------------------------
Unicap (Matrix Funding)                          $   47,002
----------------------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

 Professional Name                                  Type of Service Rendered                     Fees Paid
 ----------------------------------------------------------------------------------------------------------
 Chanin Capital Partners                            Professional fees                               122,156
 Daniel, John T                                     Legal fees                                          480
 Fried, Frank, Harris, Shriver & Jacobson           Professional Fees                               115,954
 Ivey, Harris, & Walls Inc                          Legal fees                                        5,000
 Johnson, Murrell & Cas                             Legal fees                                          120
 Lowther, Johnson, Joyner, Lowther                  Legal fees                                          777
 Needle Rosenberg                                   Legal fees                                        4,954
 Ralph J Brekan & Co                                Professional fees                                 3,000
 Schreeder, Wheeler, & Flint                        Professional fees                                37,620
 Shapiro, Sher, & Guinot                            Professional fees                                13,280
 White, Koch, Kelly, McCar                          Legal fees                                        1,120
 Whiteford, Taylor & Preston                        Professional fees                               199,179
 Willkie Farr & Gallagher                           Professional fees                               293,954
 Wolcott Rivers Wheary BA                           Legal fees                                       15,764
                                                                                                 ----------
                                                    Legal & Professional                         $  813,358
                                                                                                 ==========

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
    Monthly Disbursements:                  For the month of October:
    (calendar quarter)                      Quarter 3 fees paid       NONE
                                                                ----------

                                                                      Form No. 5
                                                                        (page 5)

VERIFICATION

     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief. The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:      ______________________________

            DEBTOR IN POSSESSION

By:          /s/ Lawrence E. Young
            ----------------------------------

Name/Title: Lawrence E. Young CFO
            ----------------------------------------------

Address:    1781 Park Center Drive, Orlando, Florida 32835
            ----------------------------------------------

Telephone:     (407) 532-1000
            ----------------------------------------------


REMINDER:   Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 ATTACHMENT A
                                 ------------
                                      to
                           Monthly Operating Report
                     Sunterra Corp., et al., October, 2000
                     -------------------------------------

     The following motions to sell assets of the Debtors were pending during the month of October, 2000:

                  Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31, 2000);

                  Motion for Approval of (a) The Sale of The Capital Stock of Sunterra Europe (Group Holdings) PLC d/b/a Grand Vacation Club, Free and Clear of Liens and Encumbrances; (b) Approving Break-Up Fee; (c) Approving Bidding Procedures; (d) Approving Form and Manner of Notice of Sale; and (e) Providing Related Relief (Sunterra Europe) (filed October 5, 2000; subsequently withdrawn);

                  Motion for Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances (The Savoy, Miami Beach, FL) (filed October 5, 2000); and

                  Motion for Order Authorizing the Sale of Condominium Units 806, 811, 812, and 813 at Royal Kuhio Property Fee and Clear of Liens, Claims and Encumbrances (filed October 16, 2000).

     The following motion to sell assets of the Debtors was granted by an order of the Bankruptcy Court entered October 26, 2000:

                  Motion for Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances (Steamboat Springs, Colorado) (filed September 15, 2000).

     In addition, the Debtors may have disposed of certain assets pursuant the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (The Motions and Order referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in October, 2000.

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

                      Company &          Policy
Type of Coverage      Policy Number      Period       Limits/Deductible                Premium       Comments
----------------      -------------      -------      -----------------                --------      --------
Primary General       American Safety    8/1/00-      $2,000,000 Aggregate;            $450,000      McGriff Broker
Liability             Risk Retention     8/1/01       $2,000,000 Products/             $22,500       Covers all Sunterra Corp's.
                                                      Completed Operations             Taxes/        locations except Lake
                                                      Aggregate;                       Fees          Arrowhead, Hawaii resorts
                                                      $1,000,000 Personal &                          and St. Maarten resorts
                                                      Advertising Injury;
                                                      $1,000,000 Each Occurrence;
                                                      $50,000 Fire Legal;
                                                      $1,000,000 EBL;
                                                      $1,000,000 Liquor Liability;
                                                      $5,000 Deductible
General Liability     American Safety    8/1/00-      Covers $5,000 per occurrence     $175,000      McGriff Broker
Stop Loss             Risk Retention     8/1/01       deductible on the primary G/L
Aggregate Fund                                        policy for 12 months
Excess General        Great American     3/1/00-      $50M each occurrence/ $50M       $57,500       McGriff Broker as above
Liability             Insurance          3/1/01       aggregate where applicable;
                      Company                         Excess of scheduled underlying
                      #TUU3577947                     policy
Excess General        Indemnity          3/1/00-      $50M each occurrence/ $50M       $29,000       McGriff Broker as above
Liability             Insurance          3/1/01       aggregate where applicable/
                      Companyof                       excess of $50M each
                      North America                   occurrence/ $50M aggregate
                      #G20115476
Foreign Liability DIC Fireman's Fund     3/1/00-      $1,000,000 Commercial GL;        $65,884       McGriff Broker
General Liability     Insurance          3/1/01       $1,000,000 Contingent Auto                     Covers claims brought
Cover                 Company                         Liability;                                     against Sunterra Corp. and
                      #IDC68279405                    $1,000,000 Employers Liability                 subsidiaries for claims/
                                                                                                     accidents occurring outside
                                                                                                     the USA which are litigated/
                                                                                                     filed in the USA
Property Policy       Lloyds of          3/1/00-      $2.5 million annual aggregate    $1,842,776    McGriff Broker
                      London             3/1/01                                                      Covers all Sunterra Corp's.
                      168601L                                                                        owned or managed resorts,
                                                                                                     except for Lake Arrowhead
                                                                                                     and the St. Maarten resorts
Property Policy       Lloyds of          3/1/00-      $2.5 million excess of $2.5      $947,726      McGriff Broker
                      London             3/1/01       million annual aggregate for all               Excess property covers 2/nd/
                      168602L                         perils, separately for Flood and               layer; $5 million in combined
                                                      Earthquake                                     property, business
                                                                                                     interruption and continuing
                                                                                                     expenses coverage.  This
                                                                                                     policy will drop down
                                                                                                     and become primary if the above
                                                                                                     policy limits are exhausted.
Property Policy       Indemnity Ins.     3/1/00-      $20 million excess of $2.5       $436,832      McGriff Broker
                      Co. of North       3/1/01       million per occurrence, which in               Excess property covers 3/rd/
                      America                         turn excess of $2.5 million                    layer; $25 million in
                      GPAD3457270                     annual aggregate for all perils,               combined property, business
                      7                               separately for Flood and                       interruption and continuing
                                                      Earthquake                                     expenses coverage
Property Policy       Lloyds of London/  3/1/00-      $50 million excess $22.5 million $92,163       McGriff Broker
                      Royal Surplus      3/1/01       except California Earthquake                   Excess property 4/th/ layer;
                      Lines - Each $25M               ($30 million excess $22.5                      $75 million in combined
                      part of $50M                    million per occurrence, which in               property, business
                      168603L                         turn excess of $2.5 million                    interruption and continuing
                                                      annual aggregate for all perils)               expenses coverage
 -----------------------------------------------------------------------------------------------------------------------------------


Sunterra Resorts Policy Register 2000 - 2001                                                                           Attachment B
--------------------------------------------
                     Company &           Policy
Type of Coverage     Policy Number       Period     Limits/Deductible                   Premium        Comments
----------------     -------------       ------     -----------------                   -------        --------
Property Policy      Indemnity           3/1/00-    $50 million excess of $72.5         $102,693       McGriff Broker
                     Insurance Co. of    3/1/01     million per occurrence, which in                   Excess property 5/th/ layer;
                     North America                  turn, excess of $2.5 million                       $125 million in combined
                     KHD314576                      annual aggregate for all perils                    property, business
                                                                                                       interruption and continuing
                                                                                                       expense coverage. Note
                                                                                                       primary policy limits are
                                                                                                       aggregate; in the event this
                                                                                                       is depleted, there will be
                                                                                                       $122.5 million
Boiler and           Travelers           3/1/00-    $50,000,000                         $ 17,994       McGriff Broker
Machinery Coverage   Insurance           3/1/01                                                        Covers all Sunterra Corp's.
                     Company                                                                           locations and resorts except
                     #MJBMG272K                                                                        St.Maarten and Lake
                     9361                                                                              Arrowhead
HOA D&O Policy       National Union     11/1/99-    $5,000,000 limit                                   Marsh Broker
                     Fire Insurance     11/1/00     $50,000 deductible                                 Individual D&O policies for
                     Co.                                                                               HOA Boards
                     #008602823
                                                                                        $  5,831       AOAO Poipu Point
                                                                                                       #81525715B
                                                                                        $  6,248       AOAO Hawaiian Monarch
                                                                                                       #81207335E
                                                                                        $  2,499       Breakers of Ft. Lauderdale
                                                                                                       Condo Assoc. #81579100
                                                                                        $  4,165       Cypress Pointe II Condo
                                                                                                       Assoc. #81556235A
                                                                                        $  2,499       Cypress Pointe Resort at
                                                                                                       Lake Buena Vista Condo
                                                                                                       Assoc. #81380315E
                                                                                        $  2,499       Gatlinburg Town Square
                                                                                                       Resort Condo II Assoc.
                                                                                                       #81579028A
                                                                                        $  2,499       Gatlinburg Town Square
                                                                                                       Members Assoc. #81578646
                                                                                        $  2,499       Gatlinburg Town Square
                                                                                                       Master Assoc. #81579028A
                                                                                        $  2,499       Grand Beach Resort Condo
                                                                                                       Assoc. #81452277C
                                                                                        $  2,499       Highland's at Sugar Owners'
                                                                                                       Assoc. #81578647
                                                                                        $  2,499       Lake Tahoe Vacation
                                                                                                       Ownership Resort Owners'
                                                                                                       Assoc. #81512302C
                                                                                        $  1,666       Mountain Meadows
                                                                                                       Timeshare Owners' Assoc.
                                                                                                       #81578888A
                                                                                        $  2,565       Plantation at Fall Creek
                                                                                                       Condo Assoc. #81417322D
                                                                                        $  1,666       Poipu Point Vacation
                                                                                                       Owners' Assoc. #81525197B
                                                                                        $  2,499       Polynesian Isles Resort
                                                                                                       Condo IV Assoc. #81578980A
                                                                                        $  1,666       Polynesian Isles Resort
                                                                                                       Master Assoc. #81578988A
------------------------------------------------------------------------------------------------------------------------------------


Sunterra Resorts Policy Register 2000 - 2001                                                                           Attachment B
--------------------------------------------
                     Company &           Policy
Type of Coverage     Policy Number       Period     Limits/Deductible                    Premium       Comments
----------------     -------------       ------     -----------------                    -------       --------
HOA D&O Policy -     National Union      11/1/99-   $5,000,000 limit                                   Marsh Broker
Continued            Fire Insurance      11/1/00    $50,000 deductible                                 Individual D&O policies for
                     Co.                                                                               HOA Boards
                     #008602823
                                                                                        $  1,666       Polynesian Isles Resort
                                                                                                       Condo Assoc. #81578887A
                                                                                        $  2,499       The Ridge on Sedona Golf
                                                                                                       Resort Owners' Assoc.
                                                                                                       #81522819A
                                                                                        $  2,499       Royal Dunes Beach Villas at
                                                                                                       Port Royal Owners' Assoc.
                                                                                                       #81449641B
                                                                                        $  3,000       San Luis Bay Inn Timeshare
                                                                                                       Assoc. #8606005
                                                                                        $  4,165       Scottsdale Villa Mirage
                                                                                                       Resort Owners' Assoc.
                                                                                                       #81526473A
                                                                                        $  1,666       Sedona Springs Resort
                                                                                                       Owners' Assoc. #81471130A
                                                                                        $  2,499       Sedona Summit Resort
                                                                                                       Owners' Assoc. #81511553B
                                                                                        $    246       The Tahoe Beach & Ski
                                                                                                       Club Owners' Assoc.
                                                                                                       #81280553C
                                                                                        $  4,165       Vacation Timeshare Owners
                                                                                                       Assoc. #81578977A
                                                                                        $  1,666       Villas de Santa Fe Condo
                                                                                                       Assoc. #81579463A
                                                                                        $  1,666       Villas at Poco Diablo Assoc.
                                                                                                       #81301297C
                                                                                        $  1,666       Villas of Sedona Owners
                                                                                                       Assoc. #81558152A
                                                                                        $  1,666       Villas on the Lake Owners
                                                                                                       Assoc. #81513472B
Corporate Directors  Genesis             6/10/99-   $10,000,000                         $152,790       Marsh Broker
& Officers           Insurance Co.       1/27/01                                                       Aggregate limits of $25
                     #YB001931                                                                         million were reinstated
                                                                                                       through end of current policy
                                                                                                       period
Corporate            Genesis             6/10/99-   $10,000,000 x 15 million            $ 76,395       Marsh Broker
Directors            Insurance Co.       1/27/01
& Officers           #YXB001937
Corporate            Reliance            6/10/99-   $5,000,000 x 10 million             $ 54,310       Marsh Broker
Directors &          Insurance Co.       1/27/01
Officers             #NDA0121123
                     96
Puerto Rico GL       National            3/1/00-    $2,000,000 Aggregate                $    500       McGriff Broker
Policy               Insurance           3/1/01     $2,000,000 Each occurrence                         Coverage for sales office
                     Company                        $500,000 Fire Legal Liab.
                     #CLP-233788                    $5,000 Medical expense
Fiduciary Liability  Legion Ins. Co.     8/26/99-   $2,500,000 Each claim and in        $  5,400       McGriff Broker
                     LF30625610          9/1/00     the aggregate;                                     Corporate Fiduciary Liability
                                                    $2,500,000 Legal expense per                       for Employee Benefit Plans
                                                    policy period                                      401k and savings plans
                                                                                                       Renewal declined; coverage
                                                                                                       has lapsed
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

                    Company &            Policy
Type of Coverage    Policy Number        Period      Limits/Deductible                    Premium       Comments
----------------    -------------        ------      -----------------                    -------       --------
Professional        Philadelphia         6/1/00-     $ 5,000,000                          $75,000       Marsh Broker
Liability E&O       Indemnity Binder     6/1/01      $10,000 deductible                                 E&O coverage for mortgage
                    #234514                                                                             banking, resort management
                                                                                                        and independent brokers by
                                                                                                        endorsement
Workers             Greenwich            6/15/00-    $1,000,000 limit per accident;       $1,374,488    McGriff Broker
Compensation        Insurance            6/15/01     $1,000,000 Disease policy limit;     $3,257        Covers all states except
                    WGO00003461                      $1,000,000 Disease - each employee   Taxes/        Hawaii, Nevada, Washington
                                                                                          Fees          and U.S. Virgin Islands
Workers             TIG Insurance        6/15/00-    $1,000,000 limit per accident;       $365,475      Marsh Honolulu broker
Compensation                             6/15/01     $1,000,000 Disease policy limit;                   Coverage Hawaii locations -
                                                     $1,000,000 Disease - each employee                 Marc, Embassy Poipu,
                                                                                                        Kaanapali and Sunterra
                                                                                                        Pacific resorts
EPL                 Lexington            4/8/00-     $15,000,000 each insured event limit $256,110      Marsh
                    #107-9818            4/8/01      $15,000,000 total aggregate policy   (does not     EPL coverage extends to
                                                     period limit                         include       independent contractors and
                                                     $50,000 deductible                   E&S or        claims against Sunterra
                                                                                          other         for acts of independent
                                                                                          applicable    contractors
                                                                                          taxes)
Windstorm           Lloyds of            11/1/99-    $225,000 excess of $25,000           $34,248       McGriff Broker
Buydown Ft.         London               11/1/00     $29,950,000 TIV                                    Breakers of Ft. Lauderdale
Lauderdale          RM01156                                                                             Condo Association
Hawaii GL Policy    TIG Insurance Co.    3/1/00-     $1,000,000 each occurrence           $126,555      Marsh Honolulu broker
                    #T631404954          3/1/01      $50,000 fire damage                                Insures Marc Resorts and
                                                     $5,000 medical expenses                            Sunterra Pacific resort
                                                     $1,000,000 personal injury                         locations in Hawaii
                                                     $2,000,000 general aggregate
                                                     $2,000,000 products/completed
                                                     operations aggregate
                                                     $1,000 deductible
General Liability   TIG Insurance Co.    3/1/00-     $2,000,000 aggregate                 $8,663        McGriff Broker
Ridge Spa and       #T7003750051203      3/1/01      $1,000,000 occurrence                              Separate policy for spa and
Racquet Club                                         $300,000 fire damage                               health club
                                                     $5,000 medical expense
Marina Operators    CIGNA Insurance      3/1/00-     $2,000,000 protection and            $18,121       McGriff Broker
Liability           Company Y05722652    3/1/01      indemnity                                          Plantation at Fall Creek,
                                                     $1,000,000 rental liability                        Villas on the Lake,
                                                     $100,000 per vessel Bailees                        Powhatan Plantation
                                                     $1,000,000 per occurrence Bailees                  Campground and Marina
                                                     $1,000 deductible
Comprehensive 3D    National Union       2/28/00-    $200,000 single loss                 $2,500        Marsh Broker
Policy (#10/81)     Fire Insurance Co.   2/28/01     $2,500 deductible single loss                      Employee dishonesty coverage
for Island Colony   #860-60-05
Comprehensive 3D    National Union       2/18/00-    $200,000 single loss                 $2,500        Marsh Broker
Policy (#10/81)     Fire Insurance Co.   2/18/01     $2,500 deductible single loss                      Employee dishonesty coverage
for Poipu Point     #008-606-508
Blanket Crime       National Union       8/31/99-    $ 3,000,000                          $30,012       Marsh Broker
Policy              Fire Insurance Co.   8/31/00     $25,000 deductible                                 Covers all Sunterra Corp.
                    of Pittsburgh, PA                                                                   locations and managed
                    #859-45-86                                                                          locations
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

                    Company &            Policy
Type of Coverage    Policy Number        Period      Limits/Deductible                    Premium       Comments
----------------    -------------        ------      -----------------                    -------       --------
St. Maarten         Allianz Royal        7/12/00-    $43,603,000 loss limit               $1,202,784    McGriff Atlanta
Property            Nederland            7/12/01     $10,000 deductible per occurrence
Insurance                                            2% TIV deductible for flood and
                                                     wind
Boiler &            Travelers            7/12/00-    $30,000,000                          $11,399       McGriff Atlanta
Machinery           Insurance Company    7/12/01
St. Maarten         BMG532X4032
Foreign             Zurich               7/12/00-    $1,000,000 aggregate                 $11,000       McGriff Atlanta
Liability                                7/12/01     $500,000 each occurrence
Contingent                                           $1,000,000 fire legal
Automobile                                           $1,000,000 liquor liability
Liability,
Garagekeepers,
Innkeepers
St. Maarten
Blanket Auto and    TIG Insurance Co.     3/1/00-    $1,000,000 Bodily injury per         $94,050       Marsh Honolulu
Garagekeepers       #31403609             3/1/01     accident
Policy                                               $1,000,000 property damage per
                                                     incident
                                                     $1,200,000 garage keepers annual
                                                     aggregate
                                                     $500/$500 collision/ comp/ garage
                                                     deductible
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                               Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS
(Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of October 31, 2000

                                                                                                              Account Description/
Property Name     Acct. Title                       Bank Name                    Bank Account #      ABA#     Purpose
-----------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                         Bank of America                  003064479205  111000012  Escrow cash
Cypress Pointe                                      Bank of America                  003064463813  111000012  Cash Escrow
Cypress Pointe    Cypress Pointe Master Acct        First Union National Bank       2090002394159  063000021  Central Bank Charges
Cypress Pointe    Cypress Pointe IH Sales & Mktg    First Union National Bank       2020000577485  063000021  Encore Credit Card
                                                                                                              Charges
Cypress Pointe    CPR Encore Escrow Acct            First Union National Bank       2020000577906  063000021  Encore Deposits
Cypress Pointe                                      none                                     none       none  Master Petty Cash
Cypress Pointe    Cypress Pointe Resort In House    First Union National Bank       2020000576169  063000021  Operating
                  Sales and Marketing
Cypress Pointe    CPR Petty Cash Spiff Acct         First Union National Bank       2090000321205  063000021  Sales Spiff
Cypress Pointe    Cypress Pointe Oper Acct          First Union National Bank       2090002394162  063000021  Telecheck Charges
EVR Grand Beach   Schreeder Wheeler & Flint         First Union National Bank       2090001812807  063000021  Escrow
                  Acting Escrow Agent
EVR Grand Beach                                     Bank of America                  003064413944  111000012  Escrow Cash
EVR Grand Beach                                                                                               Escrow Cash
                                                                                                              Phillipines II
EVR Grand Beach   Resort Marketing International    First Union National Bank       2090001461261  063000021  Operating
                  Inc. Operating Acct.
EVR Grand Beach   Resort Marketing Payroll          First Union National Bank       2090001461274  063000021  Payroll
EVR Grand Beach   Resort Marketing Petty Cash       First Union National Bank       2090000740365  063000021  Petty Cash
EVR Lake Tahoe    RMI, Inc Brokers Trust Account    Wells Fargo Bank                   0314901042  121000248  Escrow cash
EVR Lake Tahoe                                      none                                     none       none  Gifting
EVR Lake Tahoe                                      none                                     none       none  Master Petty Cash
EVR Lake Tahoe    Lake Tahoe Resort Partners, LLC   Wells Fargo Bank                   0059011684  121000248  Operating
EVR Lake Tahoe    RMI, Inc. Lake Tahoe Payroll      Wells Fargo Bank                   0901069161  121000248  Payroll
                  Acct
EVR Lake Tahoe    Resort Marketing International    Wells Fargo Bank                   0901069187  121000248  Payroll/Commissions
EVR Lake Tahoe                                      none                                     none       none  Spiffs
First American                                      Ozark Mountain Bank                 000086174             CD redeemed
Tour & Travel
First American    Resort Marketing International    First Union National Bank       2090002394968  063000021  Payroll
Tour & Travel
First American                                      Ozark Mountain Bank                   8168630             Payroll
Tour & Travel
First American                                      none                                     none       none  Petty cash
Tour & Travel
Flamingo Beach                                      none                                     none       none  Cash Petty Cash Bar
Flamingo Beach                                      none                                     none       none  Cash RMI Petty Cash
Flamingo Beach    Merchant                          Windward Island Bank                 20018209        N/A  Credit Cards
Flamingo Beach                                      First Union National Bank       2090001067487  063000021  Escrow Cash
Flamingo Beach    Operating                         Windward Island Bank                 20018100        N/A  Local Checks
Flamingo Beach    French Franc's                    Banque Francaise Commerciale        602148390        N/A  Local Checks/Wire in
Flamingo Beach    French Usds                       Banque Francaise Commerciale      60639999088        N/A  Local Checks/Wire in
Flamingo Beach    RMI Flamingo CVOA                 First Union National Bank       2090001067623  063000021  Operating
Flamingo Beach    AKGI Flamingo CVOA                First Union National Bank       2090001067856  063000021  Operating
Flamingo Beach    Payroll Usd                       Windward Island Bank                 20018002        N/A  Payroll
Flamingo Beach    Payroll Naf                       Windward Island Bank                 20145702        N/A  Payroll
Ft. Lauderdale                                      none                                     none       none  Cash - Gifting
Beach
Ft. Lauderdale                                      First Union National Bank       2000001995594  063107513  Cash Escrow
Beach
Ft. Lauderdale    RMI,DBA Sunterra Resorts, Beach   First Union National Bank       2020000577142  063107513  Encore Account
Beach             Encore Escrow

Ft. Lauderdale                                      none                                     none       none  Petty Cash
Beach
Gatlinburg (Bent  SWF-Escrow                        Bank First                           04806220  064204198  Escrow
Creek)
Gatlinburg (Bent  Sunterra Resorts, Inc.            Mountain National Bank              104004783  064208437  Operating (BC & GTS)
Creek)
Gatlinburg (Town                                    none                                     none       none  Cash - Spiffs
Square)

Sunterra Corporation et al., Debtors                                                                                    Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of October 31, 2000



Property Name          Acct. Title             Bank Name                  Bank Account #    ABA#      Account Description/Purpose
----------------------------------------------------------------------------------------------------------------------------------
Gatlinburg (Town       Escrow-SWF              Bank First                    04806476     064204198   Escrow
Square)
Gatlinburg (Town       Money Market            First Union National Bank  2976374109798               n/a
Square)
Gatlinburg (Town       Master                  Union Planters               3550006721                n/a
Square)
Gatlinburg (Town       MMG Development         Amsouth Bank                 3720224672                Operating
Square)                Corp. c/o Signature
                       Resorts Inc.
Gatlinburg (Town                               none                            none         none      Petty Cash
Square)
Gatlinburg (Town                               none                            none         none      RMI Petty Cash
Square)
Gatlinburg (Town       Berkely Four Seasons    SunTrust                      5654300                  VIP
Square)                Vacations
Gatlinburg (Town       Escrow-SWF              Bank First                    04807618     064204198   Escrow
Village)
Harbour Lights                                 none                            none         none      Cash - Spiffs
Harbour Lights                                 none                            none         none      Cash Mktg Petty Cash
Harbour Lights         RMI Harbour Lights      Wells Fargo Bank             0087588406    121000248   Credit Card
                       OPC Account                                                                    Transactions/
                                                                                                      Deposits
Harbour Lights                                 none                            none         none      Petty Cash
National Programs                              none                            none         none      Petty Cash
Northern VA Sales Ctr                          First Union National       2050000284285   063000021   Cash - Gifting
                                               Bank
Northern VA Sales Ctr                          Bank of America             004112989329               Escrow Cash
Northern VA Sales Ctr                          First Union National       2050000283493   063000021   RMI Petty Cash
                                               Bank
Ownershares                                    First Union National       2020000576389               Master Operating
                                               Bank
Ownershares                                    none                            none         none      Petty Cash
Palm Springs                                                                                          Escrow Cash
Palm Springs                                   none                            none         none      Petty Cash
Plantation at Fall                             none                            none         none      Cash - Gifting
Creek
Plantation at Fall                             none                            none         none      Cash Mktg Petty Cash
Creek
Plantation at Fall                             Bank of America             002863355107               Escrow cash
Creek
Polynesian Isles                               First Union National       2000001995578               Escrow Cash
                                               Bank
RMI Carlsbad           Encore Account          Wells Fargo Bank             0435245261    121000248   Encore Deposits
RMI Carlsbad           Resort Marketing        Wells Fargo Bank             0644506370    121000248   Payroll
                       International (Carlsbad)
RMI Carlsbad                                   none                            none         none      Petty Cash
RMI Carlsbad                                   Merrill Lynch                 23207759                 Restricted CD
RMI Myrtle Beach                               Bank of America              3751477277    111000012   Cash - Spiffs
RMI Myrtle Beach                               none                            none         none      Cash Clearing
RMI Myrtle Beach       RMI Myrtle Beach        Bank of America              3751477264    111000012   Payroll
                       Payroll
RMI National           Resort Marketing Int's  First Union National       2090001067814   063000021   Operating
                       Offsite Operating       Bank
RMI National           RMI Offsite PR#2        First Union National       2000006246358   063000021   Payroll
                                               Bank
RMI Orlando                                    none                            none         none      Cash - Gifting
RMI Orlando            Premier Vacations Inc   Amsouth Bank                 3720096828    63104668    Daily Depository
RMI Orlando                                    none                            none         none      Mktg Clearing - dep in transit
RMI Orlando            RMI Cypress Payroll     First Union National       2090001686567   063000021   Payroll
                       Acct                    Bank
RMI Puerto Rico        Resort Marketing        Banco Popular                016261534     021502011   Payroll
                       International
Royal Dunes                                    First Union National       2090000250673   063000021   Escrow Cash
                                               Bank
Royal Dunes            RMI Royal Dunes Payroll First Union National       2090001067898   063000021   Payroll
                                               Bank
Royal Dunes            Port Royal Resort       First Union National       2010000346943   063000021   Petty Cash/Spiffs
                       Sales Petty Cash        Bank
Royal Palm                                     none                            none         none      Cash Pool Bar
Royal Palm                                     First Union National       2090001067490   063000021   Escrow Cash
                                               Bank
Royal Palm             French Franc's          Banque Francaise            60214829097       N/A      French Franc's
                                               Commerciale
Royal Palm                                     none                            none         none      Master Petty Cash
Royal Palm             Merchant                Windward Island Bank          20017310        N/A      Merchant
Royal Palm             AKGI Royal Palm         First Union National       2090001067869   063000021   Operating
                       CVOA                    Bank
Royal Palm             Operating               Windward Island Bank          20017201        N/A      Operating

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of October 31, 2000

Property Name           Acct. Title              Bank Name                   Bank Account #     ABA#   Account Description/Purpose
----------------------------------------------------------------------------------------------------------------------------------
Royal Palm              Payroll Naf              Windward Island Bank           20145604        N/A    Payroll Naf
Royal Palm              Payroll Usd              Windward Island Bank           20017103        N/A    Payroll Usd
Royal Palm                                                                     606399890
Royal Palm              RMI Royal Palm CVOA      First Union National Bank   2090001461766   063000021 Operating
San Luis Bay                                     none                             none          none   Master Petty Cash
San Luis Bay            Payroll                  Wells Fargo Bank              0901069229    121000248 Payroll
San Luis Bay            Rental                   Wells Fargo Bank              0901069831              Rental Deposits
Savoy                   RMI, DBA The Savoy       First Union National Bank   2020000576648   063000021 Encore Account
                        on South Beach
Savoy                                            First Union National Bank   2020000608477   063000021 Escrow Cash
Savoy                   Savoy Payroll Account    First Union National Bank   2090002394654   063000021 Payroll
Scottsdale Villa Mirage All Seasons Realty Inc   Bank One Arizona              1316-4987     122100024 Concierge Activity
                        Voucher
Scottsdale Villa Mirage                          Bank of America               252962179               Escrow Cash
Scottsdale Villa Mirage All Seasons Realty Inc   Bank One Arizona
                        SVM Function &                                         2323-6529     122100024 Gifting Account
                        Activities
Scottsdale Villa Mirage                          none                             none          none   Master Petty Cash
Scottsdale Villa Mirage Resort Marketing Int'l   Bank One Arizona              2017-4235     122100024 Payroll
Scottsdale Villa Mirage Resort Marketing Int'l   Bank One Arizona              2017-4307     122100024 Payroll (Commissions)
Scottsdale Villa Mirage Community Marketing      Bank One Arizona              1316-4979     122100024 RE Trust Account
                        Trust
Scottsdale Villa Mirage All Seasons Resorts      Bank One Arizona              1421-9011     122100024 Sales Spiffs
                        Inc. Scottsdale Spiff
                        Account
Sedona Properties       Certificate of Deposit   Bank One Arizona              8566-8586     122100024 Certificate of Deposit
Sedona Properties       RMI Comm                 Bank One Arizona              2363-9077     122100024 Commissions
Sedona Properties       All Seasons              Bank One Arizona              2515-6642     122100024 Credit Card Clearing for
                                                                                                       Mini-Vacs
Sedona Properties                                Bank of America             Various accts.            Escrow Cash
Sedona Properties       All Seasons              Bank One Arizona              0768-8821     122100024 Legal Department's Checkbook
Sedona Properties       All Seasons Realty-      Bank One Arizona              0768-9453     122100024 OPC/Inhouse/Activities
                        Activities Clearing Acct
Sedona Properties       RMI Payroll              Bank One Arizona              2751-0916     122100024 Payroll
Sedona Properties       All Seasons Resorts      Bank One Arizona              0768-8645     122100024 Petty Cash
                        Inc-Fees Acct
Sedona Properties       Ridge at Sedona Golf     Bank One Arizona              2750-9886     122100024 Ridge Spiff Account
                        Resort
Sedona Properties       All Seasons Realty Inc-  Bank One Arizona              1005-8089     122100024 Sedona Summit Sales Gifting
                        Functions Acct
Sedona Properties       Ridge at Sedona Golf     Bank One Arizona              2750-9907     122100024 Summit Spiff Account
                        Resort
Sedona Properties       All Seasons              Bank One Arizona              2248-4624     122100024 The Ridge on Sedona Golf
                                                                                                       Sales Gifting Acct
Sedona Properties       All Seasons Resorts      Bank One Arizona              2363-5877     122100024 Trade In Department
                        Inc
Sedona Properties       Sedona Summit-           Bank One Arizona              2248-8764     122100024 Wire Transfer/Telephone
                        General Operating Acct                                                         Transfer Acct
St. Croix - Carambola   Capital Reserve          The Bank of Nova Scotia         962-10      101606216 Business Checking
St. Croix - Carambola   Hotel Merchant           The Bank of Nova Scotia         856-18      101606216 Credit Card Deposits
St. Croix - Carambola                            none                             none          none   Developer Mktg Petty Cash
St. Croix - Carambola   Development              The Bank of Nova Scotia         818-17      101606216 Developer Operations
                        Operating
St. Croix - Carambola                            none                             none          none   Developer Petty Cash
St. Croix - Carambola                            Chase Manhattan Bank       726-10-999-8585            Escrow Cash
St. Croix - Carambola   Hotel Operating          The Bank of Nova Scotia         965-12      101606216 Hotel Operations
St. Croix - Carambola                            none                             none          none   Hotel Petty Cash
St. Croix - Carambola   RMI Carambola            The Bank of Nova Scotia         861-18      101606216 Payroll
                        Property Payroll
St. Maarten, NV                                  Windward Island Bank           20016901        N/A    Master Operating
Sunterra Corporation    Signature Resorts Inc    Bank of America               3751238429    111000012 Collection account for Barton
                                                                                                       conduit
Sunterra Corporation    Sunterra Corporation,    First Union National Bank   2000008319869   063000021 Credit Card Deposits
                        Credit Card
Sunterra Corporation    Signature Resorts Inc    Bank of America               3751194453    111000012 Credit card deposits for all
                                                                                                       properties
Sunterra Corporation    Signature Resorts Inc    First Union National Bank   2090002393011   063000021 Depository
Sunterra Corporation    Signature Resorts Inc    Bank of America               3751075255    111000012 Depository account for all
                                                                                                        properties
Sunterra Corporation    Signature Resorts Inc    Fidelity Investments       0059-0080390248  021000018 Investment
Sunterra Corporation    Sunterra Corporation     Salomon Smith Barney      224-90675-1-9-315 021000021 Investment

Sunterra Corporation et  al., Debtors                                                                         Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of October 31, 2000


Property Name           Acct. Title             Bank Name                  Bank Account #      ABA#   Account Description/Purpose

------------------------------------------------------------------------------------------------------------------------------------
Sunterra Corporation                            Bank of America                3751059297  111000012  NationsBank Concentration acct
Sunterra Corporation    Signature Resorts       First Union National Bank   2090002393037  063000021  Operating
                        Operating
Sunterra Corporation    Sunterra Corporation-   First Union National Bank   2000008319856  063000021  Operating
                        Operating
Sunterra Corporation    Signature Resorts       Bank of America                3299948515  061112788  Payroll
                        Payroll
Sunterra Corporation    Signature Resorts       First Union National Bank   2090001994372  063000021  Payroll
                        Payroll
Sunterra Corporation    Sunterra Corporation-   First Union National Bank   2000008319953  063000021  Payroll
                        Payroll
Sunterra Corporation                            Bank of America                1420069295             Petty Cash
Sunterra Corporation                            none                              none       none     Petty Cash
Sunterra Corporation                            none                              none       none     Petty Cash
Sunterra Corporation    Signature Resorts       First Union National Bank   2020000577511  063000021  Vending account
                        Vending Account
Sunterra Finance                                LaSalle National Bank        69-7934-70-5             Collection acct - Notes 98A
Sunterra Finance                                Bank One Arizona                0311-2294  122100024  Concord Concentration
Sunterra Finance                                Bank One Arizona                2313-5354             Concord Secur. 98A
Sunterra Finance                                Old Kent Bank                  7508759557             ESF Concentration
Sunterra Finance                                Bank One Arizona                0174-7034  122100024  Finova Concentration
Sunterra Finance                                Bank One Arizona                                      Lockbox - Finova endpaper
Sunterra Finance                                none                              none       none     Petty Cash
Sunterra Finance                                LaSalle National Bank        69-7934-71-3             Reserve Acct - Notes 98A
Sunterra Finance        Sunterra Financial      Bank of America              000880008065             Terra Sun servicing fees
                        Services, Inc.
Tahoe Beach & Ski                               Bank of America                0495703351             Cash - Restricted
Tahoe Beach & Ski                               Bank of America                0495201703             Cash - Restricted CD
Tahoe Beach & Ski       Resort Marketing Int    Bank of America                0495910223  121000358  Payroll (Commissions)
Tahoe Roundhill                                 none                              none       none     Cash - Gifting
Tahoe Roundhill                                 none                              none       none     Cash - Spiffs
Tahoe Roundhill                                 none                              none       none     Cash Mktg Petty Cash
Tahoe Roundhill                                 none                              none       none     Master Petty Cash
Tahoe Roundhill         Resort Connections      Wells Fargo Bank               4159566660  121000248  Operating Acct
Tahoe Roundhill         RMI Marketing           Wells Fargo Bank               0372117242  122101191  Payroll
Tahoe Roundhill                                 none                              none       none     RMI Petty Cash
Tahoe Roundhill                                 Wells Fargo Bank               0372117119  122101191
Village at Steamboat                            none                              none       none     Cash Mktg Petty Cash
Village at Steamboat                            none                              none       none     Cash Mktg Spiffs
Villas de Santa Fe                              First State Bank                  1214993             Escrow Cash
Villas de Santa Fe                              none                              none       none     Payroll
Villas de Santa Fe      Signature Resorts Inc   Wells Fargo Bank               0644525651  107002192  Payroll
                        RMI Santa Fe
Villas de Santa Fe                              none                              none       none     Petty Cash
Villas on the Lake                              Bank of America              004771161038             Escrow Cash
Villas on the Lake      Sunterra Villas         Bank of America                3751373407  111000012  Gifting
                        on the Lake Gifting
Villas on the Lake                              none                              none       none     Master Petty Cash
Virginia - Greensprings                         Bank of America              004130354431             Escrow Cash
Virginia - Greensprings                         Wachovia Bank                 07911727735  051000253  Escrow Cash (CFB)
Virginia - Powhatan                             Bank of America              004112989170             Escrow Cash
Virginia - Powhatan                             Wachovia Bank                 00900361506             Escrow Cash (CFB)
Virginia - RMI          Petty Cash              Wachovia Bank                  7901037196  051000253  Misc. office @ sales
Virginia - RMI          RMI Payroll Account     Wachovia Bank                  7901037153  051000253  Payroll
Virginia - RMI          RMI Virginia Operating  Wachovia Bank                  7901037145  051000253  Referral fees, misc. credit
                        Account                                                                       card deposits

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                                      Total
                                                               Consolidated
Legal entity                                                       Sunterra
Bankruptcy filing number                                        Corporation
                                                                -----------
Assets:
------
Cash and cash equivalents                                  $     22,052,952
Cash in escrow and restricted cash                               35,851,170
Mortgages receivable, net                                       235,916,221
Retained interests                                               28,465,049
Intercompany receivable                                         114,546,472
Due from related parties                                          4,921,294
Other receivables, net                                           49,010,534
Prepaid expenses and other assets                                 9,951,710
Investment in joint ventures                                      1,502,420
Real estate and development costs                               289,258,877
Property and equipment, net                                      83,556,023
Intangible assets, net                                           29,613,424
                                                           ----------------

                                                           $    904,646,146
                                                           ================

Liabilities and equity:
----------------------
Accounts payable subject to compromise                           86,742,325
Notes payable subject to compromise                             690,112,578
Accounts payable not subject to compromise                       10,913,610
Accrued liabilities                                              22,284,824
Notes payable not subject to compromise                          46,282,788
Deferred income taxes                                             6,075,298
                                                           ----------------
                                                                862,411,423

Stockholders' equity                                             42,234,723
                                                           ----------------

Total liabilities and equity                               $    904,646,146
                                                           ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
--------
Vacation interests sales                                         $    5,349,481
Interest income                                                       2,657,971
Other income (loss)                                                      (9,830)
                                                                 --------------
   Total revenues                                                     7,997,622
                                                                 --------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      1,327,413
Advertising, sales and marketing                                      3,236,340
Provision for doubtful accounts                                         498,955
Loan portfolio expenses                                                 584,083
General and administrative                                            2,471,836
Depreciation and amortization                                         1,455,839
                                                                 --------------
Total costs and operating expenses                                    9,574,466
                                                                 --------------

Income (loss) from operations                                        (1,576,844)

Interest expense                                                      2,857,380
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
   Loss/(Gain) on Sale of Assets                                              -
   Interest (Income)                                                    (73,670)
   Professional Services                                              1,629,248
                                                                 --------------

Income (loss) before provision for taxes                             (5,989,802)

Provision for income taxes                                                    -
                                                                 --------------
Net income (loss)                                                $   (5,989,802)
                                                                 ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000


                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
                                                                 -----------
Beginning Cash Balance                                         $  20,871,149 (a)

Interest Income on full DIP draw                                      98,081

Deposit/Collection:

Encore                                                               298,679
Rental Income                                                        353,069
Ticket Sales                                                         209,000
Tour Sales                                                              (852)
Closing Costs                                                         10,221
Operating Refunds                                                    623,268
Escrow Funds                                                       1,941,688
Sunterra's Collections on Mortgages Receivable                     3,188,848
Timeshare Sales                                                      374,758
Tax Refunds                                                          187,008
Sunterra Finance Servicing Fee Income                                 48,294
Employee Payroll Deduction Reimbursement                              58,864
HOA WC/GL Insurance Reimbursement                                     96,886
Non-Debtor Insurance Reimbursement                                   865,745
Non-Debtor Reimbursements                                            184,517
                                                               -------------
   Subtotal-Deposit/Collection Inflows                             8,538,074

Resort Operating & Payroll Balances (added back)                   2,319,706 (b)

Other:
-----
Asset Sales                                                                -
Other                                                              1,027,951
                                                               -------------

Total Cash Inflows                                                11,885,732

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000


                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                    -----------
Outflows:
---------
Operating-Corporate                                                     677,537
Operating-Sunterra Finance                                               94,883
Operating-Premier                                                       196,549
Operating-Carlsbad                                                       36,325
Operating-FATT                                                           11,777
Operating-Myrtle Beach                                                      275
Operating-Resorts                                                     1,075,794
Payroll-Corporate                                                       784,763
Payroll-Sunterra Finance                                                277,334
Payroll-Premier                                                          39,600
Payroll-Resorts(S&W)                                                    951,930
Commissions-Post                                                        915,528
HOA Subsidies & Maintenance Fees                                      2,998,687
Health Claims                                                           384,157
Insurance - Coverage Premiums                                           656,004
IT Equipment Lease                                                      163,301
Professional Fees                                                       824,019
DIP Financing Fees                                                       15,104
Restricted Cash Transfers                                                40,401
                                                                ---------------

Total Cash Outflows                                                  10,143,969


Capital Expenditures & Maintenance:
-----------------------------------
Construction                                                                  -
Hurricane Repairs                                                        46,212

Interest:
---------
Interest Expense on D.I.P.                                              503,438

Other:
------
                                                                              -
                                                                ---------------

Total Cash Outflows                                                  10,693,619
                                                                ---------------

Ending Cash Balance                                                  22,063,261
Non Cash Adjustments                                                    (10,312)
                                                                ---------------
Balance per Cash Flow                                           $    22,052,949
                                                                ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                        Total
                                                                 Consolidated
                                                                     Sunterra
                                                                  Corporation
                                                                  -----------
Reconciliation:
---------------

Bank Balances:
--------------
First Union                                                         4,006,901
Bank of America                                                        17,527
Salomon Smith Barney                                               17,301,308
Resort Cash Accounts                                                1,312,439
                                                              ---------------
Total Bank Balances                                                22,638,175

Less Outstanding Checks                                              (585,226)
                                                              ---------------
Total Cash per Balance Sheet                                  $    22,052,949
                                                              ===============
Difference                                                                 (0)


Notes to Debtor's Cash Flow:
----------------------------

a) Beginning cash balance includes Corporate Cash only

b) This represents the funding of various bank accounts by the Corporate office. Cash left the Corporate bank account (and is listed in the outflows) but due to timing, this cash is still in the cash accounts at the resort levels.

The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000


                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                 $    20,752,668
Cash in escrow and restricted cash                              5,897,053
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                       380,515,655
Due from related parties                                        1,892,812
Other receivables, net                                         15,751,229
Prepaid expenses and other assets                               5,303,320
Investment in joint ventures                                    1,502,420
Real estate and development costs                             118,481,295
Property and equipment, net                                    65,520,067
Intangible assets, net                                         20,542,581
                                                          ---------------

                                                          $   636,159,100
                                                          ===============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                         51,110,781
Notes payable subject to compromise                           585,482,092
Accounts payable not subject to compromise                      6,427,877
Accrued liabilities                                            14,244,186
Notes payable not subject to compromise                        46,282,788
Deferred income taxes                                           6,056,378
                                                          ---------------
                                                              709,604,102

Stockholders' equity                                          (73,445,002)
                                                          ---------------

Total liabilities and equity                              $   636,159,100
                                                          ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                               Sunterra
Legal entity                                                Corporation
Bankruptcy filing number                                   00-5-6931-JS
Revenues:
---------
Vacation interests sales                                 $      842,527
Interest income                                                       -
Other income (loss)                                              97,007
                                                         --------------
   Total revenues                                               939,534
                                                         --------------
Costs and operating expenses:

Vacation interests cost of sales                                196,977
Advertising, sales and marketing                                531,444
Provision for doubtful accounts                                   3,850
Loan portfolio expenses                                             186
General and administrative                                    2,265,859
Depreciation and amortization                                 1,170,510
                                                         --------------
Total costs and operating expenses                            4,168,826
                                                         --------------

Income (loss) from operations                                (3,229,292)

Interest expense                                              1,671,398
Other nonoperating expenses                                           -
Realized (gain) on available-for-sale securities                      -
Equity (gain) on investment in joint ventures                         -
Bankruptcy expenses:
   Loss/(Gain) on Sale of Assets                                      -
   Interest (Income)                                            (73,670)
   Professional Services                                      1,629,248
                                                         --------------

Income (loss) before provision for taxes                     (6,456,268)

Provision for income taxes                                            -
                                                         --------------
Net income (loss)                                        $   (6,456,268)
                                                         ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                  Sunterra
Legal entity                                                   Corporation
Bankruptcy filing number                                      00-5-6931-JS
                                                              ------------
Inflows:
--------
Interest Income on D.I.P.                                 $         98,081
                                                          ----------------
Deposit/Collection

Encore                                                             151,555
Rental Income                                                      329,477
Tour Sales                                                             369
Closing Costs                                                       10,221
Operating Refunds                                                  102,018
Escrow Funds                                                     1,059,044
Sunterra's Collections on Mortgages Receivable                   3,188,848
Tax Refunds                                                         48,294
Employee Payroll Deduction Reimbursement                            48,224
HOA WC/GL Insurance Reimbursement                                   96,886
Non-Debtor Insurance Reimbursement                                 865,745
Non-Debtor Reimbursements                                          184,517
                                                          ----------------
     Subtotal-Deposit/Collection Inflows                         6,183,278

Other
-----
Asset Sales                                                              -
Other                                                              427,951
                                                          ----------------
   Total Cash Inflows                                            6,611,229

Outflows:
---------
Operating-Corporate                                                677,537
Operating-FATT                                                      11,777
Operating-Resorts                                                  396,421
Payroll-Corporate                                                  784,763
Payroll-Resorts(S&W)                                                78,292
Commissions-Post                                                    69,027
HOA Subsidies & Maintenance Fees                                 2,875,236
Health Claims                                                      384,157
Insurance - Coverage Premiums                                      656,004
IT Equipment Lease                                                 163,301
Professional Fees                                                  824,019
DIP Financing Fees                                                  15,104
Restricted Cash Transfers                                           40,401
                                                          ----------------
   Total Cash Outflows                                           6,976,039

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                   46,212

Interest
--------
Interest Expense on D.I.P.                                         503,438

Other                                                                    -
                                                          ----------------
   Total Cash Outflows                                    $      7,525,689
                                                          ================

United States Bankruptcy Court for the District of MaryLand
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                                          AKGI St.
Legal entity                                                           Maarten, NV
Bankruptcy filing number                                              00-5-6933-JS
                                                                      ------------
Assets:
-------
Cash and cash equivalents                                             $     73,315
Cash in escrow and restricted cash                                             680
Mortgages receivable, net                                                        -
Retained interests                                                               -
Intercompany receivable                                                 (5,192,999)
Due from related parties                                                 2,863,185
Other receivables, net                                                   3,306,320
Prepaid expenses and other assets                                          787,107
Investment in joint ventures                                                     -
Real estate and development costs                                       17,320,711
Property and equipment, net                                                286,742
Intangible assets, net                                                       2,125
                                                                      ------------
                                                                      $ 19,447,186
                                                                      ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   2,799,796
Notes payable subject to compromise                                              -
Accounts payable not subject to compromise                                 345,016
Accrued liabilities                                                      1,764,820
Notes payable not subject to compromise                                          -
Deferred income taxes                                                       18,920
                                                                      ------------
                                                                         4,928,552

Stockholders' equity                                                    14,518,634
                                                                      ------------
Total liabilities and equity                                          $ 19,447,186
                                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended
October 31, 2000

                                                                          AKGI St.
Legal entity                                                           Maarten, NV
Bankruptcy filing number                                              00-5-6933-JS
                                                                      ------------
Revenues:
---------
Vacation interests sales                                              $    416,186
Interest income                                                                  -
Other income (loss)                                                        103,933
                                                                      ------------
   Total revenues                                                          520,119
                                                                      ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           110,810
Advertising, sales and marketing                                           327,117
Provision for doubtful accounts                                                  -
Loan portfolio expenses                                                     33,434
General and administrative                                                 173,493
Depreciation and amortization                                               19,786
                                                                      ------------
Total costs and operating expenses                                         664,640
                                                                      ------------

Income (loss) from operations                                             (144,521)

Interest expense                                                            50,058
Equity (gain) on investment in joint ventures                                    -
Bankruptcy expenses                                                              -
                                                                      ------------

Income (loss) before provision for taxes                                  (194,579)

Provision for income taxes                                                       -
                                                                      ------------
Net income (loss)                                                     $   (194,579)
                                                                      ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                        AKGI St.
Legal entity                                                         Maarten, NV
Bankruptcy filing number                                            00-5-6933-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Timeshare Sales                                                     $    374,758
                                                                    ------------

     Subtotal-Deposit/Collection Inflows                                 374,758

Other
-----
Other                                                                    600,000
                                                                    ------------
   Total Cash Inflows                                                    974,758

Outflows:
---------
Operating-Resorts                                                         56,125
Payroll-Resorts(S&W)                                                     141,880
Commissions-Post                                                          38,000
HOA Subsidies & Maintenance Fees                                          16,000
                                                                    ------------
   Total Cash Outflows                                              $    252,005
                                                                    ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                               All Seasons
Legal entity                                              Properties, Inc.
Bankruptcy filing number                                      00-5-6934-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                  $             -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                           ---------------

                                                           $             -
                                                           ===============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                           ---------------
                                                                         -

Stockholders' equity                                                     -
                                                           ---------------

Total liabilities and equity                               $             -
                                                           ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                               All Seasons
Legal entity                                              Properties, Inc.
Bankruptcy filing number                                      00-5-6934-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                   $             -
Interest income                                                          -
Other income (loss)                                                      -
                                                           ---------------
   Total revenues                                                        -
                                                           ---------------

Costs and operating expenses:
-----------------------------                                            -
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                           ---------------
Total costs and operating expenses                                       -
                                                           ---------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                           ---------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                           ---------------
Net income (loss)                                          $             -
                                                           ===============

United States Bankruptcy Court for the District of Marylan
Office of the United Trustee
In Re: Sunterra Corporation, et. al., Debtos
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                 All Seaso
Legal entity                                              Properties, Inc.
Bankruptcy filing number                                      00-5-6934-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (AZ)
Bankruptcy filing number                                            00-5-6936-JS
                                                                    ------------
Assets:
------
Cash and cash equivalents                                            $   151,161
Cash in escrow and restricted cash                                     6,200,903
Mortgages receivable, net                                              1,801,132
Retained interests                                                             -
Intercompany receivable                                               35,817,876
Due from related parties                                                  45,387
Other receivables, net                                                 6,831,691
Prepaid expenses and other assets                                        964,348
Investment in joint ventures                                                   -
Real estate and development costs                                     29,719,898
Property and equipment, net                                            1,975,473
Intangible assets, net                                                         -
                                                                     -----------
                                                                     $83,507,869
                                                                     ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 3,774,593
Notes payable subject to compromise                                    1,663,569
Accounts payable not subject to compromise                             1,078,741
Accrued liabilities                                                    4,057,573
Notes payable not subject to compromise                                        -
Deferred income taxes                                                          -
                                                                     -----------
                                                                      10,574,476

Stockholders' equity                                                  72,933,393
                                                                     -----------
Total liabilities and equity                                         $83,507,869
                                                                     ===========

United States Bankruptcy Court for the District of Maryland
Office of the Unite States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (AZ)
Bankruptcy filing number                                            00-5-6936-JS
                                                                    ------------
Revenues:
---------
Vacation interests sales                                            $  4,174,696
Interest income                                                           35,914
Other income (loss)                                                        6,798
                                                                    ------------
   Total revenues                                                      4,217,408
                                                                    ------------

Costs and operating expenses:
-----------------------------

Vacation interests cost of sales                                         968,362
Advertising, sales and marketing                                       1,443,477
Provision for doubtful accounts                                                -
Loan portfolio expenses                                                    7,676
General and administrative                                                82,669
Depreciation and amortization                                             29,784
                                                                    ------------
Total costs and operating expenses                                     2,531,968
                                                                    ------------

Income (loss) from operations                                          1,685,440

Interest expense                                                         150,253
Equity (gain) on investment in joint ventures                                  -
Bankruptcy expenses                                                            -
                                                                    ------------
Income (loss) before provision for taxes                               1,535,187

Provision for income taxes                                                     -
                                                                    ------------
Net income (loss)                                                   $  1,535,187
                                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (AZ)
Bankruptcy filing number                                            00-5-6936-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                              $     30,177
Rental Income                                                       $     19,805
Operating Refunds                                                        215,993
Escrow Funds                                                             878,524
                                                                    ------------
     Subtotal-Deposit/Collection Inflows                               1,144,499


Other
-----
Asset Sales                                                                    -
                                                                    ------------
   Total Cash Inflows                                                  1,144,499
                                                                    ------------


Outflows:
---------
Operating-Resorts                                                        488,081
Payroll-Resorts(S&W)                                                     517,000
Commissions-Post                                                         468,488
HOA Subsidies & Maintenance Fees                                          17,073
                                                                    ------------
   Total Cash Outflows                                              $  1,490,642
                                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (TX)
Bankruptcy filing number                                            00-5-6937-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                           $     3,500
Cash in escrow and restricted cash                                       80,534
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                              (6,817,940)
Due from related parties                                                 22,744
Other receivables, net                                                  951,180
Prepaid expenses and other assets                                        11,870
Investment in joint ventures                                                  -
Real estate and development costs                                     3,778,088
Property and equipment, net                                              76,590
Intangible assets, net                                                        -
                                                                    -----------

                                                                    $(1,893,434)
                                                                    ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                  192,503
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                                7,011
Accrued liabilities                                                      26,791
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                    -----------
                                                                        226,305

Stockholders' equity                                                 (2,119,739)
                                                                    -----------

Total liabilities and equity                                        $(1,893,434)
                                                                    ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (TX)
Bankruptcy filing number                                            00-5-6937-JS
                                                                    ------------
Revenues:
---------
Vacation interests sales                                            $         -
Interest income                                                               -
Other income (loss)                                                           -
                                                                    -----------
   Total revenues                                                             -
                                                                    -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                         15,839
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                               10,054
Depreciation and amortization                                             2,487
                                                                    -----------
Total costs and operating expenses                                       28,380
                                                                    -----------

Income (loss) from operations                                           (28,380)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                    -----------

Income (loss) before provision for taxes                                (28,380)

Provision for income taxes                                                    -
                                                                    -----------
Net income (loss)                                                   $   (28,380)
                                                                    ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                     All Seasons
                                                                        Resorts,
Legal entity                                                           Inc. (TX)
Bankruptcy filing number                                            00-5-6937-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                              $     1,424
Tour Sales                                                                  (15)
                                                                    -----------
     Subtotal-Deposit/Collection Inflows                                  1,409

Other
-----
Asset Sales                                                                   -
                                                                    -----------

   Total Cash Inflows                                                     1,409
                                                                    -----------
Outflows:
---------
Operating-Resorts                                                           594
                                                                    -----------

   Total Cash Outflows                                              $       594
                                                                    -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                                           Grand
                                                                           Beach
Legal entity                                                          Resort, LP
Bankruptcy filing number                                            00-5-6945-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                          $     23,235
Cash in escrow and restricted cash                                    2,994,777
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (11,870,133)
Due from related parties                                                583,411
Other receivables, net                                                5,451,140
Prepaid expenses and other assets                                       108,357
Investment in joint ventures                                                  -
Real estate and development costs                                    19,966,638
Property and equipment, net                                             585,592
Intangible assets, net                                                   41,447
                                                                   ------------

                                                                   $ 17,884,464
Liabilities and equity:                                            ============
----------------------
Accounts payable subject to compromise                                3,992,699
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                              307,934
Accrued liabilities                                                     400,063
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      4,700,696

Stockholders' equity                                                 13,183,768
                                                                   ------------

Total liabilities and equity                                       $ 17,884,464
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                           Grand
                                                                           Beach
Legal entity                                                          Resort, LP
Bankruptcy filing number                                            00-5-6945-JS
                                                                    ------------
Revenues:
---------
Vacation interests sales                                           $ (1,418,420)
Interest income                                                               -
Other income (loss)                                                      10,072
                                                                   ------------
   Total revenues                                                    (1,408,348)
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       (381,386)
Advertising, sales and marketing                                        138,778
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                              (47,183)
Depreciation and amortization                                            22,989
                                                                   ------------
Total costs and operating expenses                                     (266,802)
                                                                   ------------
Income (loss) from operations                                        (1,141,546)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                   ------------
Income (loss) before provision for taxes                             (1,141,546)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (1,141,546)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended
October 31, 2000

                                                                           Grand
                                                                           Beach
Legal entity                                                          Resort, LP
Bankruptcy filing number                                            00-5-6945-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                             $     12,528
Escrow Funds                                                              4,120
                                                                   ------------
     Subtotal-Deposit/Collection Inflows                                 16,648

Other
-----
Asset Sales                                                                   -
                                                                   ------------

   Total Cash Inflows                                                    16,648
                                                                   ------------
Outflows:
---------
Operating-Resorts                                                        34,802
Payroll-Resorts(S&W)                                                      9,000
Commissions-Post                                                         18,083
HOA Subsidies & Maintenance Fees                                         87,917
                                                                   ------------

   Total Cash Outflows                                             $    149,802
                                                                   ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                          Greensprings
Legal entity                                                Associates
Bankruptcy filing number                                  00-5-6946-JS
                                                          ------------
Assets:
-------
Cash and cash equivalents                                 $          -
Cash in escrow and restricted cash                           1,345,170
Mortgages receivable, net                                            -
Retained interests                                                   -
Intercompany receivable                                     19,161,982
Due from related parties                                       276,203
Other receivables, net                                       1,235,380
Prepaid expenses and other assets                               43,692
Investment in joint ventures                                         -
Real estate and development costs                           12,351,399
Property and equipment, net                                  1,799,541
Intangible assets, net                                               -
                                                          ------------
                                                          $ 36,213,367
                                                          ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                       1,969,837
Notes payable subject to compromise                                  -
Accounts payable not subject to compromise                      33,498
Accrued liabilities                                             29,520
Notes payable not subject to compromise                              -
Deferred income taxes                                                -
                                                          ------------
                                                             2,032,855

Stockholders' equity                                        34,180,512
                                                          ------------

Total liabilities and equity                              $ 36,213,367
                                                          ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement For
the Month Ended October 31, 2000

                                                         Greensprings
Legal entity                                               Associates
Bankruptcy filing number                                 00-5-6946-JS
                                                         ------------
Revenues:
---------
Vacation interests sales                                 $    503,421
Interest income                                                     -
Other income (loss)                                             1,210
                                                         ------------
   Total revenues                                             504,631
                                                         ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                              138,446
Advertising, sales and marketing                              221,120
Provision for doubtful accounts                                     -
Loan portfolio expenses                                             -
General and administrative                                     26,693
Depreciation and amortization                                  13,786
                                                         ------------
Total costs and operating expenses                            400,045
                                                         ------------

Income (loss) from operations                                 104,586

Interest expense                                                    -
Equity (gain) on investment in joint ventures                       -
Bankruptcy expenses                                                 -
                                                         ------------

Income (loss) before provision for taxes                      104,586

Provision for income taxes                                          -
                                                         ------------
Net income (loss)                                        $    104,586
                                                         ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                         Greensprings
Legal entity                                               Associates
Bankruptcy filing number                                 00-5-6946-JS
                                                         ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                        Greensprings
                                                          Plantation
Legal entity                                           Resorts, Inc.
Bankruptcy filing number                                00-5-6947-JS
                                                       -------------
Assets:
-------
Cash and cash equivalents                              $           -
Cash in escrow and restricted cash                                 -
Mortgages receivable, net                                          -
Retained interests                                                 -
Intercompany receivable                                            -
Due from related parties                                           -
Other receivables, net                                             -
Prepaid expenses and other assets                                  -
Investment in joint ventures                                       -
Real estate and development costs                                  -
Property and equipment, net                                        -
Intangible assets, net                                             -
                                                       -------------

                                                       $           -
                                                       =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             -
Notes payable subject to compromise                                -
Accounts payable not subject to compromise                         -
Accrued liabilities                                                -
Notes payable not subject to compromise                            -
Deferred income taxes                                              -
                                                       -------------
                                                                   -

Stockholders' equity                                               -
                                                       -------------

Total liabilities and equity                           $           -
                                                       =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement For
the Month Ended October 31, 2000

                                                        Greensprings
                                                          Plantation
Legal entity                                           Resorts, Inc.
Bankruptcy filing number                                00-5-6947-JS
                                                       -------------
Revenues:
---------
Vacation interests sales                               $           -
Interest income                                                    -
Other income (loss)                                                -
                                                       -------------
   Total revenues                                                  -
                                                       -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   -
Advertising, sales and marketing                                   -
Provision for doubtful accounts                                    -
Loan portfolio expenses                                            -
General and administrative                                         -
Depreciation and amortization                                      -
                                                       -------------
Total costs and operating expenses                                 -
                                                       -------------

Income (loss) from operations                                      -

Interest expense                                                   -
Equity (gain) on investment in joint ventures                      -
Bankruptcy expenses                                                -
                                                       -------------

Income (loss) before provision for taxes                           -

Provision for income taxes                                         -
                                                       -------------
Net income (loss)                                      $           -
                                                       =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                       Greensprings
                                                         Plantation
Legal entity                                          Resorts, Inc.
Bankruptcy filing number                               00-5-6947-JS
                                                      -------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                             Harich
                                                              Tahoe
Legal entity                                            Development
Bankruptcy filing number                               00-5-6948-JS
                                                       ------------
Assets:
-------
Cash and cash equivalents                              $          -
Cash in escrow and restricted cash                                -
Mortgages receivable, net                                         -
Retained interests                                                -
Intercompany receivable                                  (3,741,262)
Due from related parties                                          -
Other receivables, net                                      456,268
Prepaid expenses and other assets                             7,856
Investment in joint ventures                                      -
Real estate and development costs                           467,477
Property and equipment, net                                  11,111
Intangible assets, net                                            -
                                                       ------------

                                                       $ (2,798,550)
                                                       ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                       28,778
Notes payable subject to compromise                       1,154,643
Accounts payable not subject to compromise                        -
Accrued liabilities                                              (4)
Notes payable not subject to compromise                           -
Deferred income taxes                                             -
                                                       ------------
                                                          1,183,417

Stockholders' equity                                     (3,981,967)
                                                       ------------

Total liabilities and equity                           $ (2,798,550)
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                             Harich
                                                              Tahoe
Legal entity                                            Development
Bankruptcy filing number                               00-5-6948-JS
                                                       ------------
Revenues:
---------
Vacation interests sales                               $          -
Interest income                                                   -
Other income (loss)                                               -
                                                       ------------
   Total revenues                                                 -
                                                       ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  -
Advertising, sales and marketing                                  -
Provision for doubtful accounts                                   -
Loan portfolio expenses                                           -
General and administrative                                   81,928
Depreciation and amortization                                18,284
                                                       ------------
Total costs and operating expenses                          100,212
                                                       ------------

Income (loss) from operations                              (100,212)

Interest expense                                                  -
Equity (gain) on investment in joint ventures                     -
Bankruptcy expenses                                               -
                                                       ------------

Income (loss) before provision for taxes                   (100,212)

Provision for income taxes                                        -
                                                       ------------
Net income (loss)                                      $   (100,212)
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                             Harich
                                                              Tahoe
Legal entity                                            Development
Bankruptcy filing number                               00-5-6948-JS
                                                       ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                 $          -
                                                       ------------

   Subtotal-Deposit/Collection Inflows                            -

Other
-----
Asset Sales                                                       -
                                                       ------------

   Total Cash Inflows                                             -
                                                       ------------

Outflows:
---------
Operating-Resorts                                             1,110
                                                       ------------
   Total Cash Outflows                                 $      1,110
                                                       ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                       Lake Tahoe
                                                           Resort
Legal entity                                        Partners, LLC
Bankruptcy filing number                             00-5-6952-JS
                                                     ------------
Assets:
-------
Cash and cash equivalents                            $     (2,404)
Cash in escrow and restricted cash                      2,208,039
Mortgages receivable, net                                       -
Retained interests                                              -
Intercompany receivable                               (29,271,245)
Due from related parties                                        -
Other receivables, net                                  2,189,244
Prepaid expenses and other assets                         115,024
Investment in joint ventures                                    -
Real estate and development costs                      45,773,549
Property and equipment, net                               218,988
Intangible assets, net                                          -
                                                     ------------
                                                     $ 21,231,195
                                                     ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                  6,006,362
Notes payable subject to compromise                             -
Accounts payable not subject to compromise                333,980
Accrued liabilities                                       342,450
Notes payable not subject to compromise                         -
Deferred income taxes                                           -
                                                     ------------
                                                        6,682,792

Stockholders' equity                                   14,548,403
                                                     ------------
Total liabilities and equity                         $ 21,231,195
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                       Lake Tahoe
                                                           Resort
Legal entity                                        Partners, LLC
Bankruptcy filing number                             00-5-6952-JS
                                                     ------------
Revenues:
--------
Vacation interests sales                             $    362,444
Interest income                                                 -
Other income (loss)                                        34,717
                                                     ------------
   Total revenues                                         397,161
                                                     ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                          143,550
Advertising, sales and marketing                          174,872
Provision for doubtful accounts                                 -
Loan portfolio expenses                                   (22,450)
General and administrative                                 62,702
Depreciation and amortization                               8,658
                                                     ------------
Total costs and operating expenses                        367,332
                                                     ------------

Income (loss) from operations                              29,829

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                     ------------

Income (loss) before provision for taxes                   29,829

Provision for income taxes                                      -
                                                     ------------
Net income (loss)                                    $     29,829
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                       Lake Tahoe
                                                           Resort
Legal entity                                        Partners, LLC
Bankruptcy filing number                             00-5-6952-JS
                                                     ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                               $     10,913
                                                     ------------

     Subtotal-Deposit/Collection Inflows                   10,913
                                                     ------------

Other
-----
Asset Sales                                                     -
                                                     ------------
   Total Cash Inflows                                      10,913
                                                     ------------

Outflows:
---------
Operating-Resorts                                          45,664
Payroll-Resorts(S&W)                                       81,983
Commissions-Post                                          102,318
HOA Subsidies & Maintenance Fees                            4,434
                                                     ------------

   Total Cash Outflows                               $    234,400
                                                     ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                              MMG
                                                      Development
Legal entity                                                Corp.
Bankruptcy filing number                             00-5-6954-JS
                                                     ------------
Assets:
-------
Cash and cash equivalents                            $     (8,156)
Cash in escrow and restricted cash                      2,115,684
Mortgages receivable, net                                       -
Retained interests                                              -
Intercompany receivable                               (23,863,074)
Due from related parties                                    6,720
Other receivables, net                                  1,954,246
Prepaid expenses and other assets                         945,347
Investment in joint ventures                                    -
Real estate and development costs                      22,123,301
Property and equipment, net                             5,547,300
Intangible assets, net                                          -
                                                     ------------
                                                     $  8,821,368
                                                     ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                  3,994,119
Notes payable subject to compromise                             -
Accounts payable not subject to compromise                179,519
Accrued liabilities                                      (130,885)
Notes payable not subject to compromise                         -
Deferred income taxes                                           -
                                                     ------------
                                                        4,042,753

Stockholders' equity                                    4,778,615
                                                     ------------

Total liabilities and equity                         $  8,821,368
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                              MMG
                                                      Development
Legal entity                                                Corp.
Bankruptcy filing number                             00-5-6954-JS
                                                     ------------
Revenues:
--------
Vacation interests sales                             $    283,595
Interest income                                            93,678
Other income (loss)                                       (67,278)
                                                     ------------
   Total revenues                                         309,995
                                                     ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                           94,219
Advertising, sales and marketing                          166,150
Provision for doubtful accounts                                 -
Loan portfolio expenses                                         -
General and administrative                                 38,442
Depreciation and amortization                              32,665
                                                     ------------
Total costs and operating expenses                        331,476
                                                     ------------

Income (loss) from operations                             (21,481)

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                     ------------

Income (loss) before provision for taxes                  (21,481)

Provision for income taxes                                      -
                                                     ------------
Net income (loss)                                    $    (21,481)
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                              MMG
                                                      Development
Legal entity                                                Corp.
Bankruptcy filing number                             00-5-6954-JS
                                                     ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                               $     69,881
Tour Sales                                                   (834)
Operating Refunds                                         250,000
Employee Payroll Deduction Reimbursement                      144
                                                     ------------

     Subtotal-Deposit/Collection Inflows                  319,192

Other
-----
Asset Sales                                                     -
                                                     ------------

   Total Cash Inflows                                     319,192
                                                     ------------

Outflows:
---------
Operating-Resorts                                          17,404
Payroll-Resorts(S&W)                                       36,775
Commissions-Post                                           57,306
HOA Subsidies & Maintenance Fees                             (135)
                                                     ------------

   Total Cash Outflows                               $    111,350
                                                     ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                         Port Royal
Legal entity                                           Resort, L.P.
Bankruptcy filing number                               00-5-6957-JS
                                                       ------------
Assets:
-------
Cash and cash equivalents                              $      7,197
Cash in escrow and restricted cash                          277,210
Mortgages receivable, net                                         -
Retained interests                                                -
Intercompany receivable                                   (120,688)
Due from related parties                                    119,971
Other receivables, net                                      729,924
Prepaid expenses and other assets                            31,710
Investment in joint ventures                                      -
Real estate and development costs                           449,782
Property and equipment, net                                 131,289
Intangible assets, net                                        2,617
                                                       ------------

                                                       $  1,629,012
                                                       ------------
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      422,706
Notes payable subject to compromise                               -
Accounts payable not subject to compromise                   20,975
Accrued liabilities                                          11,768
Notes payable not subject to compromise                           -
Deferred income taxes                                             -
                                                       ------------
                                                            455,449

Stockholders' equity                                      1,173,563
                                                       ------------

Total liabilities and equity                           $  1,629,012
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                         Port Royal
Legal entity                                           Resort, L.P.
Bankruptcy filing number                               00-5-6957-JS
                                                       ------------
Revenues:
---------
Vacation interests sales                               $    (53,911)
Interest income                                                   -
Other income (loss)                                               -
                                                       ------------
   Total revenues                                           (53,911)
                                                       ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                            (23,953)
Advertising, sales and marketing                              1,065
Provision for doubtful accounts                                   -
Loan portfolio expenses                                           -
General and administrative                                   24,790
Depreciation and amortization                                 4,976
                                                       ------------
Total costs and operating expenses                            6,878
                                                       ------------

Income (loss) from operations                               (60,789)

Interest expense                                                  -
Equity (gain) on investment in joint ventures                     -
Bankruptcy expenses                                               -
                                                       ------------

Income (loss) before provision for taxes                    (60,789)

Provision for income taxes                                        -
                                                       ------------
Net income (loss)                                      $    (60,789)
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                         Port Royal
Legal entity                                           Resort, L.P.
Bankruptcy filing number                               00-5-6957-JS
                                                       ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                 $     (3,735)
                                                       ------------

     Subtotal-Deposit/Collection Inflows                     (3,735)

Other
-----
Asset Sales                                                       -
                                                       ------------

   Total Cash Inflows                                        (3,735)
                                                       ------------

Outflows:
---------
Operating-Resorts                                                 -
                                                       ------------

   Total Cash Outflows                                 $          -
                                                       ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                           Powhatan
Legal entity                                             Associates
Bankruptcy filing number                               00-5-6958-JS
                                                       ------------
Assets:
-------
Cash and cash equivalents                              $          -
Cash in escrow and restricted cash                        1,884,128
Mortgages receivable, net                                 1,800,977
Retained interests                                                -
Intercompany receivable                                  13,688,190
Due from related parties                                    421,235
Other receivables, net                                    2,251,535
Prepaid expenses and other assets                            17,772
Investment in joint ventures                                      -
Real estate and development costs                         9,391,420
Property and equipment, net                                  55,133
Intangible assets, net                                      296,922
                                                       ------------
                                                       $ 29,807,312
                                                       ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                    1,039,798
Notes payable subject to compromise                       1,115,010
Accounts payable not subject to compromise                   55,187
Accrued liabilities                                         196,929
Notes payable not subject to compromise                           -
Deferred income taxes                                             -
                                                       ------------
                                                          2,406,924

Stockholders' equity                                     27,400,388
                                                       ------------

Total liabilities and equity                           $ 29,807,312
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                           Powhatan
Legal entity                                             Associates
Bankruptcy filing number                               00-5-6958-JS
                                                       ------------
Revenues:
---------
Vacation interests sales                               $    238,943
Interest income                                                   -
Other income (loss)                                         (32,524)
                                                       ------------
   Total revenues                                           206,419
                                                       ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                             72,200
Advertising, sales and marketing                            107,364
Provision for doubtful accounts                                   -
Loan portfolio expenses                                           -
General and administrative                                   15,930
Depreciation and amortization                                 2,291
                                                       ------------
Total costs and operating expenses                          197,785
                                                       ------------

Income (loss) from operations                                 8,634

Interest expense                                                  -
Equity (gain) on investment in joint ventures                     -
Bankruptcy expenses                                               -
                                                       ------------

Income (loss) before provision for taxes                      8,634

Provision for income taxes                                        -
                                                       ------------
Net income (loss)                                      $      8,634
                                                       ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                           Powhatan
Legal entity                                             Associates
Bankruptcy filing number                               00-5-6958-JS
                                                       ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                 $     26,783
Rental Income                                                 3,787
Tour Sales                                                     (373)
Operating Refunds                                            16,913
                                                       ------------

     Subtotal-Deposit/Collection Inflows                     47,110

Other
-----
Asset Sales                                                       -
                                                       ------------

   Total Cash Inflows                                        47,110
                                                       ------------

Outflows:
---------
Operating-Resorts                                            21,953
Payroll-Resorts(S&W)                                         58,000
Commissions-Post                                            166,238
HOA Subsidies & Maintenance Fees                                 96
                                                       ------------

   Total Cash Outflows                                 $    246,287
                                                       ------------


Includes Powhatan Associates (00-5-6958-JS) and
  Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000


                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                     $     158,059
Cash in escrow and restricted cash                                  561,544
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          (3,293,583)
Due from related parties                                         (1,128,042)
Other receivables, net                                              459,381
Prepaid expenses and other assets                                   747,720
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                         987,257
Intangible assets, net                                                    -
                                                              -------------

                                                              $  (1,507,664)
                                                              =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                            3,874,244
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          634,490
Accrued liabilities                                                 335,308
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                              -------------
                                                                  4,844,042

Stockholders' equity                                             (6,351,706)
                                                              -------------

Total liabilities and equity                                  $  (1,507,664)
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                   Resort
                                                                Marketing
Legal entity                                             Internat'l, Inc.
Bankruptcy filing number                                     00-5-6961-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                     -
                                                             ------------
   Total revenues                                                       -
                                                             ------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                   88,437
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                            147
Depreciation and amortization                                      64,259
                                                             ------------
Total costs and operating expenses                                152,843
                                                             ------------

Income (loss) from operations                                    (152,843)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                         (152,843)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $   (152,843)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                            Resort
                                                         Marketing
Legal entity                                      Internat'l, Inc.
Bankruptcy filing number                              00-5-6961-JS
                                                      ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                $     (1,321)
Ticket Sales                                               209,000
Operating Refunds                                           38,345
                                                      ------------

     Subtotal-Deposit/Collection Inflows                   246,024

Other
-----
Asset Sales                                                      -
                                                      ------------

   Total Cash Inflows                                      246,024
                                                      ------------
Outflows:
--------
Operating-Premier                                          196,549
Operating-Carlsbad                                          36,325
Operating-Myrtle Beach                                         275
Operating-Resorts                                            3,765
Payroll-Premier                                             39,600
Payroll-Resorts(S&W)                                        29,000
                                                       -----------

   Total Cash Outflows                                 $   305,515
                                                       -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                     Ridge Point
                                                         Limited
Legal entity                                         Partnership
Bankruptcy filing number                            00-5-6962-JS
Assets:                                             ------------
------
Cash and cash equivalents                            $         -
Cash in escrow and restricted cash                             -
Mortgages receivable, net                                      -
Retained interests                                             -
Intercompany receivable                               (1,206,241)
Due from related parties                                       -
Other receivables, net                                   317,709
Prepaid expenses and other assets                          6,067
Investment in joint ventures                                   -
Real estate and development costs                      1,943,764
Property and equipment, net                                    -
Intangible assets, net                                         -
                                                     -----------

                                                     $ 1,061,299
Liabilities and equity:                              ===========
----------------------
Accounts payable subject to compromise                         -
Notes payable subject to compromise                            -
Accounts payable not subject to compromise                     -
Accrued liabilities                                            4
Notes payable not subject to compromise                        -
Deferred income taxes                                          -
                                                     -----------
                                                               4

Stockholders' equity                                   1,061,295
                                                     -----------
Total liability and equity                           $ 1,061,299
                                                     ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                      Ridge Point
                                                          Limited
Legal entity                                          Partnership
Bankruptcy filing number                             00-5-6962-JS
Revenues:                                            ------------
--------
Vacation interests sales                             $          -
Interest income                                                 -
Other income (loss)                                             -
                                                     ------------
   Total revenues                                               -
                                                     ------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                -
Advertising, sales and marketing                           27,219
Provision for doubtful accounts                                 -
Loan portfolio expenses                                         -
General and administrative                                  3,050
Depreciation and amortization                                   -
                                                     ------------
Total costs and operating expenses                         30,269
                                                     ------------
Income (loss) from operations                             (30,269)

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                     ------------

Income (loss) before provision for taxes                  (30,269)

Provision for income taxes                                      -
                                                     ------------
Net income (loss)                                    $    (30,269)
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                    Ridge Point
                                                        Limited
Legal entity                                        Partnership
Bankruptcy filing number                           00-5-6962-JS
No cash flow for this entity.                      ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000



Legal entity                                   RKG, Inc.
Bankruptcy filing number                    00-5-6964-JS
                                            ------------
Assets:
-------
Cash and cash equivalents                   $          -
Cash in escrow and restricted cash                     -
Mortgages receivable, net                              -
Retained interests                                     -
Intercompany receivable                                -
Due from related parties                               -
Other receivables, net                                 -
Prepaid expenses and other assets                      -
Investment in joint ventures                           -
Real estate and development costs                      -
Property and equipment, net                            -
Intangible assets, net                                 -
                                            ------------
                                            $          -
                                            ============

Liabilities and equity
----------------------
Accounts payable subject to compromise                 -
Notes payable subject to compromise                    -
Accounts payable not subject to compromise             -
Accrued liabilities                                    -
Notes payable not subject to compromise                -
Deferred income taxes                                  -
                                            ------------
                                                       -
Stockholders' equity                                   -
                                            ------------
Total liabilities and equity                $          -
                                            ============

United States Bankruptcy Court for the District of Maryland
OFfice of the United State Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

Legal entity                                          RKG, Inc.
Bankruptcy filing number                           00-5-6964-JS
                                                   -------------
Revenues:
--------
Vacation interests sales                           $           -
Interest income                                                -
Other income (loss)                                            -
                                                   -------------
   Total revenues                                              -
                                                   -------------
Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                               -
Advertising, sales and marketing                               -
Provision for doubtful accounts                                -
Loan portfolio expenses                                        -
General and administrative                                     -
Depreciation and amortization                                  -
                                                   -------------
Total costs and operating expenses                             -
                                                   -------------
Income (loss) from operations                                  -

Interest expense                                               -
Equity (gain) on investment in joint ventures                  -
Bankruptcy expenses                                            -
                                                   -------------
Income (loss) before provision for taxes                       -

Provision for income taxes                                     -
                                                   -------------
Net income (loss)                                  $           -
                                                   =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

Legal entity                                       RKG, Inc.
Bankruptcy filing number                        00-5-6964-JS
                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                                     Sunterra
                                                                    Financial
Legal entity                                                   Services, Inc.
Bankruptcy filing number                                         00-5-6965-JS
Assets:                                                          ------------
------
Cash and cash equivalents                                     $       576,459
Cash in escrow and restricted cash                                 12,162,549
Mortgages receivable, net                                         230,654,913
Retained interests                                                 28,465,049
Intercompany receivable                                          (241,820,973)
Due from related parties                                             (117,520)
Other receivables, net                                              5,708,857
Prepaid expenses and other assets                                     442,964
Investment in joint ventures                                                -
Real estate and development costs                                           -
Property and equipment, net                                           748,292
Intangible assets, net                                              8,727,732
                                                              ---------------
                                                              $    45,548,322
                                                              ===============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                              3,815,923
Notes payable subject to compromise                               100,672,823
Accounts payable not subject to compromise                          1,102,054
Accrued liabilities                                                   369,347
Notes payable not subject to compromise                                     -
Deferred income taxes                                                       -
                                                              ---------------
                                                                  105,960,147

Stockholders' equity                                              (60,411,825)
                                                              ---------------

Total liabilities and equity                                  $    45,548,322
                                                              ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                     Sunterra
                                                                    Financial
Legal entity                                                   Services, Inc.
Bankruptcy filing number                                         00-5-6965-JS
Revenues:                                                        ------------
--------
Vacation interests sales                                         $          -
Interest income                                                     2,528,379
Other income (loss)                                                   125,966
                                                                 ------------
   Total revenues                                                   2,654,345
                                                                 ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                            -
Advertising, sales and marketing                                            -
Provision for doubtful accounts                                       479,280
Loan portfolio expenses                                               565,187
General and administrative                                           (272,480)
Depreciation and amortization                                          22,653
                                                                 ------------
Total costs and operating expenses                                    794,640
                                                                 ------------

Income (loss) from operations                                       1,859,705

Interest expense                                                      985,671
Other nonoperating expenses                                                 -
Realized (gain) on available-for-sale securities                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses                                                         -
                                                                 ------------

Income (loss) before provision for taxes                              874,034

Provision for income taxes                                                  -
                                                                 ------------
Net income (loss)                                                $    874,034
                                                                 ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
Inflows:                                                       ------------
-------

Deposit/Collection
------------------
Sunterra Finance Servicing Fee Income                          $    187,008
Employee Payroll Deduction Reimbursement                             10,497
                                                               ------------

     Subtotal-Deposit/Collection Inflows                            197,505
                                                               ------------

Other
-----
Asset Sales                                                               -
                                                               ------------

     Total Cash Inflows                                             197,505
                                                               ------------

Outflows:
--------
Operating-Sunterra Finance                                           94,882
Payroll-Sunterra Finance                                            277,335
                                                               ------------

     Total Cash Outflows                                       $    372,217
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000


                                                                 Sunterra
Legal entity                                              St. Croix, Inc.
Bankruptcy filing number                                     00-5-6966-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                  $      317,918
Cash in escrow and restricted cash                                122,899
Mortgages receivable, net                                       1,659,199
Retained interests                                                      -
Intercompany receivable                                       (10,542,043)
Due from related parties                                          (64,812)
Other receivables, net                                          1,404,493
Prepaid expenses and other assets                                 418,556
Investment in joint ventures                                            -
Real estate and development costs                               7,491,555
Property and equipment, net                                     5,612,648
Intangible assets, net                                                  -
                                                           --------------

                                                           $    6,420,413
                                                           ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          2,394,631
Notes payable subject to compromise                                24,441
Accounts payable not subject to compromise                        324,542
Accrued liabilities                                               636,958
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                           --------------
                                                                3,380,572

Stockholders' equity                                            3,039,841
                                                           --------------

Total liabilities and equity                               $    6,420,413
                                                           ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                 Sunterra
Legal entity                                              St. Croix, Inc.
Bankruptcy filing number                                     00-5-6966-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                   $            -
Interest income                                                         -
Other income (loss)                                              (289,731)
                                                           --------------
   Total revenues                                                (289,731)
                                                           --------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                   (6,542)
Provision for doubtful accounts                                    15,825
Loan portfolio expenses                                                50
General and administrative                                            447
Depreciation and amortization                                      42,711
                                                           --------------
Total costs and operating expenses                                 52,491
                                                           --------------
Income (loss) from operations                                    (342,222)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                           --------------

Income (loss) before provision for taxes                         (342,222)

Provision for income taxes                                              -
                                                           --------------
Net income (loss)                                          $     (342,222)
                                                           ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                                 Sunterra
Legal entity                                              St. Croix, Inc.
Bankruptcy filing number                                     00-5-6966-JS
                                                             ------------
Inflows:
--------
Deposit/Collection
------------------
Encore                                                       $        473
                                                             ------------
     Subtotal-Deposit/Collection Inflows                              473

Other
-----
Asset Sales                                                             -
                                                             ------------

   Total Cash Inflows                                                 473
                                                             ------------
Outflows:
---------
Operating-Resorts                                                       -
                                                             ------------

   Total Cash Outflows                                       $          -
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                             Williamsburg
Legal entity                                              Vacations, Inc.
Bankruptcy filing number                                     00-5-6967-JS
                                                          ---------------
Assets:
-------
Cash and cash equivalents                                 $             -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                                 -
Due from related parties                                                -
Other receivables, net                                                  -
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                       -
Property and equipment, net                                             -
Intangible assets, net                                                  -
                                                          ---------------

                                                          $             -
                                                          ===============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                  -
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                              -
Accrued liabilities                                                     -
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                                        -

Stockholders' equity                                                    -
                                                          ---------------

Total liabilities and equity                              $             -
                                                          ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                            Williamsburg
Legal entity                                             Vacations, Inc.
Bankruptcy filing number                                    00-5-6967-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                  $            -
Interest income                                                        -
Other income (loss)                                                    -
                                                          --------------
   Total revenues                                                      -
                                                          --------------
Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                                       -
                                                          --------------
Total costs and operating expenses                                     -
                                                          --------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                          --------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                          --------------
Net income (loss)                                         $            -
                                                          ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                    Williamsburg
Legal entity                                     Vacations, Inc.
Bankruptcy filing number                            00-5-6967-JS
                                                    ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
October 31, 2000

                                                           Design
                                                  Internationale-
Legal entity                                            RMI, Inc.
Bankruptcy filing number                             00-5-8313-JS
                                                     ------------
Assets:
-------
Cash and cash equivalents                           $           -
Cash in escrow and restricted cash                              -
Mortgages receivable, net                                       -
Retained interests                                              -
Intercompany receivable                                 3,102,950
Due from related parties                                        -
Other receivables, net                                     11,937
Prepaid expenses and other assets                               -
Investment in joint ventures                                    -
Real estate and development costs                               -
Property and equipment, net                                     -
Intangible assets, net                                          -
                                                    -------------

                                                    $   3,114,887
                                                    =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                  1,325,555
Notes payable subject to compromise                             -
Accounts payable not subject to compromise                 62,786
Accrued liabilities                                            (4)
Notes payable not subject to compromise                         -
Deferred income taxes                                           -
                                                    -------------
                                                        1,388,337

Stockholders' equity                                    1,726,550
                                                    -------------

Total liabilities and equity                        $   3,114,887
                                                    =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended October 31, 2000

                                                                Design
                                                       Internationale-
Legal entity                                                 RMI, Inc.
Bankruptcy filing number                                  00-5-8313-JS
                                                          ------------
Revenues:
---------
Vacation interests sales                                 $           -
Interest income                                                      -
Other income (loss)                                                  -
                                                         -------------
   Total revenues                                                    -
                                                         -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 8,188
Advertising, sales and marketing                                     -
Provision for doubtful accounts                                      -
Loan portfolio expenses                                              -
General and administrative                                       5,295
Depreciation and amortization                                        -
                                                         -------------
Total costs and operating expenses                              13,483
                                                         -------------

Income (loss) from operations                                  (13,483)

Interest expense                                                     -
Equity (gain) on investment in joint ventures                        -
Bankruptcy expenses                                                  -
                                                         -------------

Income (loss) before provision for taxes                       (13,483)

Provision for income taxes                                           -
                                                         -------------
Net income (loss)                                        $     (13,483)
                                                         =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended October 31, 2000

                                                               Design
                                                      Internationale-
Legal entity                                                RMI, Inc.
Bankruptcy filing number                                 00-5-8313-JS
                                                         ------------
Inflows:
--------

Deposit/Collection
------------------
   Other-Design International                           $           -
                                                        -------------
    Subtotal-Deposit/Collection Inflows                             -

Other
-----
Asset Sales                                                         -
                                                        -------------

   Total Cash Inflows                                               -
                                                        -------------

Outflows:
---------
Operating-Myrtle Beach                                          4,008
                                                        -------------

   Total Cash Outflows                                  $       4,008
                                                        -------------